SUPPLEMENT TO THE PROSPECTUSES, SUMMARY PROSPECTUSES AND
STATEMENT OF ADDITIONAL INFORMATION
OF
ALLSPRING TAXABLE FIXED INCOME FUNDS
For the Allspring Global Investment Grade Credit Fund (the “Fund”)

At a meeting held on November 11-13, 2024, the Board of Trustees of Allspring Funds Trust unanimously approved the liquidation of the Fund.

Effective at the close of business on or about November 15, 2024, the Fund is closed to new investors and additional investments from existing shareholders, except that Allspring Funds will be able to continue to make purchases until the date of liquidation.

The liquidation of the Fund is expected to occur after the close of business on or about January 16, 2025 (the “Liquidation Date”). Shareholders of the Fund on the date of liquidation will receive a distribution of their account proceeds in complete redemption of their shares. After the liquidation, the Fund will no longer be offered and all references to the Fund are removed from the prospectuses and Statement of Additional Information.

As the Liquidation Date approaches, the Fund may deviate from the ordinary pursuit of its investment objective and principal investment strategies.

November 14, 2024	SUP4724 11-24